Ohr Pharmaceutical, Inc. S-4

 Exhibit 10.21

NEUBASE THERAPEUTICS, INC.

RESTRICTED STOCK PURCHASE AGREEMENT

This Restricted Stock Purchase Agreement (the “Agreement”) is made as of September 6, 2018 by and between NeuBase Therapeutics, Inc., a Delaware corporation (the “Company”), and Dietrich A. Stephan (the “Purchaser”).

In consideration of the mutual covenants and representations set forth below, the Company and the Purchaser agree as follows:

1.       Purchase and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company agrees to sell to the Purchaser and the Purchaser agrees to purchase from the Company on the Closing (as defined below) 2,500,000 shares of the Company’s Common Stock, par value $0.00001 per share (the “Shares”), at a price of $0.00001 per share (the “Purchase Price”), for an aggregate purchase price of $25.00.

2.       Closing. The purchase and sale of the Shares shall occur at a closing (the “Closing”) to be held on the date first set forth above, or at any other time mutually agreed upon by the Company and the Purchaser. The Closing will take place at the principal office of the Company or at such other place as shall be designated by the Company. At the Closing, the Purchaser shall deliver the aggregate Purchase Price set forth above to the Company by wire transfer, check or any other method of payment permissible under applicable law and approved by the Company’s board of directors (or any combination of such methods of payment), and the Company will issue, as promptly thereafter as practicable, a stock certificate registered in the name of the Purchaser, or a notice of issuance of uncertificated stock, as applicable, reflecting the Shares.

3.       Repurchase Option.

A.       Option. In the event the Purchaser ceases to be an employee, consultant, advisor, officer or director of the Company (a “Service Provider”) for any or no reason, including, without limitation, by reason of the Purchaser’s death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), “Disability”), resignation or involuntary termination, the Company shall, from such time (as determined by the Company in its discretion), have an irrevocable, exclusive option to repurchase (the “Repurchase Option”) any Shares that have not yet been released from the Repurchase Option (the “Unreleased Shares”), at a price per share equal to the lesser of (x) the fair market value of the shares at the time the Repurchase Option is exercised, as determined by the Company’s board of directors and (y) the Purchase Price (the “Repurchase Price”). The Company may exercise its Repurchase Option as to any or all of the Unreleased Shares at any time after the Purchaser ceases to be a Service Provider; provided, however, that without requirement of further action on the part of either party hereto, the Repurchase Option shall be deemed to have been automatically exercised as to all Unreleased Shares at 5:00 p.m. (Eastern time) as of the date that is 60 days following the date the Purchaser ceases to be a Service Provider, unless the Company declines in writing to exercise its Repurchase Option prior to such time.

B.       Exercise. If the Company decides not to exercise its Repurchase Option, it shall notify the Purchaser in writing within 60 days of the date the Purchaser ceases to be a Service Provider. If the Repurchase Option is exercised or deemed exercised, within 90 days of the date the Purchaser ceases to be a Service Provider, the Company shall deliver payment to the Purchaser, with a copy to the Escrow Agent (as defined in Section 8 hereof), by any of the following methods, in the Company’s sole discretion: (i) delivering to the Purchaser or the Purchaser’s executor a check in the amount of the aggregate Repurchase Price, (ii) canceling an amount of the Purchaser’s indebtedness to the Company equal to the aggregate Repurchase Price or (iii) any combination of (i) and (ii) such that the combined payment and cancellation of indebtedness equals the aggregate Repurchase Price.

C.       Rights upon Exercise. In the event that the Repurchase Option is exercised or deemed exercised, the sole right and remedy of the Purchaser thereafter shall be to receive the Repurchase Price, and in no case shall the Purchaser have any claim of ownership as to any of the Unreleased Shares.

D.       Assignability. The Company in its sole discretion may assign all or part of the Repurchase Option to one or more employees, officers, directors or stockholders of the Company or other persons or organizations.

4.       Release of Shares from Repurchase Option; Vesting.

A.       Vesting. As of the date hereof, twenty-five percent (25%) of the total number of Shares shall immediately be released from the Repurchase Option. So long as the Purchaser’s continuous status as a Service Provider has not yet terminated, the remaining seventy-five percent (75%) of the total number of Shares shall be released from the Repurchase Option in equal monthly installments over the next thirty-six (36) months on the corresponding day of each relevant month (or if there is no corresponding day in any such month, on the last day of such month).

B.       Acceleration upon a Change of Control. In the event of a Change of Control (as defined below), 100% of the total number of Shares that have not been released from the Repurchase Option shall be immediately released from the Repurchase Option, provided that the Purchaser’s continuous status as a Service Provider has not been terminated prior to such time.

C.       “Change of Control” Definition. For purposes of this Agreement, a “Change of Control” means either:

(1)       the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation or stock transfer, but excluding any such transaction effected primarily for the purpose of changing the domicile of the Company), unless the Company’s stockholders of record immediately prior to such transaction or series of related transactions hold, immediately after such transaction or series of related transactions, at least 50% of the voting power of the surviving or acquiring entity (provided that the sale by the Company of its securities for the purposes of raising additional funds shall not constitute a Change of Control hereunder); or

(2)       a sale of all or substantially all of the assets of the Company.

D.       Delivery of Released Shares. Subject to the provisions of Section 8, the Shares that have been released from the Company’s Repurchase Option shall be delivered to the Purchaser at the Purchaser’s request.

5.       Limitation on Payments.

A.       Payments Limitation. In the event that the severance and other benefits provided for in this Agreement or otherwise payable to the Purchaser (i) constitute “parachute payments” within the meaning of Section 280G of the Code and (ii) would be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then the Purchaser’s benefits under this Agreement shall be either:

(1)       delivered in full, or

(2)       delivered as to such lesser extent which would result in no portion of such benefits being subject to the Excise Tax,

whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the Excise Tax, results in the receipt by the Purchaser on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under Section 4999 of the Code. Any reduction in payments and/or benefits required by this Section 5 will occur in the following order: (1) reduction of cash payments; (2) reduction of vesting acceleration of equity awards; and (3) reduction of other benefits paid or provided to Purchaser. In the event that acceleration of vesting of equity awards is to be reduced, such acceleration of vesting will be cancelled in the reverse order of the date of grant for Purchaser’s equity awards. If two or more equity awards are granted on the same date, each award will be reduced on a pro-rata basis. In no event will Purchaser exercise any discretion with respect to the ordering of any reductions of payments or benefits under this Section 5.

B.       Determination. Unless the Company and the Purchaser otherwise agree in writing, any determination required under this Section 5 shall be made in writing by the Company’s independent public accountants or a national “Big Four” accounting firm selected by the Company (the “Accountants’’), whose determination shall be conclusive and binding upon the Purchaser and the Company for all purposes. For purposes of making the calculations required by this Section 5, the Accountants may make reasonable assumptions and approximations concerning applicable taxes and may rely on reasonable, good faith interpretations concerning the application of Section 280G and 4999 of the Code. The Company and the Purchaser shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make a determination under this Section 5. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this Section 5.

6.       Restrictions on Transfer.

A.       Investment Representations and Legend Requirements. The Purchaser hereby makes the investment representations listed on Exhibit A to the Company as of the date of this Agreement and as of the date of the Closing, and agrees that such representations are incorporated into this Agreement by this reference, such that the Company may rely on them in issuing the Shares and for any other lawful purpose. The Purchaser understands and agrees that the Company shall cause the legends set forth below, or substantially equivalent legends, to be placed upon any certificate(s) evidencing ownership of the Shares (or upon a notice of issuance of uncertificated stock, as applicable), together with any other legends that may be required by the Company or by applicable state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE ACT.

THE SHARES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL, A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING AND A REPURCHASE OPTION HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL, LOCK-UP PERIOD AND REPURCHASE OPTION ARE BINDING ON TRANSFEREES OF THESE SHARES.

B.       Stop-Transfer Notices. The Purchaser agrees that to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

C.       Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

D.       Lock-Up Period. The Purchaser hereby agrees that the Purchaser shall not sell, offer, pledge, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, grant any right or warrant to purchase, lend or otherwise transfer or encumber, directly or indirectly, any Shares or other securities of the Company, nor shall the Purchaser enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares or other securities of the Company, during the period from the filing of the first registration statement of the Company filed under the Securities Act of 1933, as amended (the “Securities Act”), that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act through the end of the 180-day period following the effective date of such registration statement (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NYSE Rule 472(f)(4), or any successor provisions or amendments thereto). The obligations described in this section shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Purchaser further agrees, if so requested by the Company or any representative of its underwriters, to enter into such underwriter’s standard form of “lock-up” or “market-standoff’ agreement in a form satisfactory to the Company and such underwriter. In the event that the Purchaser refuses to execute any such agreement, the Purchaser hereby agrees to comply with all of the transfer restrictions set forth above in this section for an additional 30 days beyond each 180-day (or other) period otherwise called for above. The Purchaser agrees that the Company may assign any or all of its rights under this section to the managing underwriter for any registered offering described in this section, and that such managing underwriter shall be able to further assign such rights in its sole discretion, in each case without any notice to or consent from the Purchaser being required. The Purchaser further agrees that any assignee of the Company’s rights under this section shall not be subject to any obligation of the Company set forth in this Agreement. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of any such restriction period.

E.       Unreleased Shares. No Unreleased Shares subject to the Repurchase Option contained in Section 3 of this Agreement, nor any beneficial interest in such Shares, shall be sold, gifted, transferred, encumbered or otherwise disposed of in any way (whether by operation of law or otherwise) by the Purchaser, other than as expressly permitted or required by Section 3.

F.       Released Shares. No Shares purchased pursuant to this Agreement, nor any beneficial interest in such Shares, shall be sold, gifted, transferred, encumbered or otherwise disposed of in any way (whether by operation of law or otherwise) by the Purchaser or any subsequent transferee, other than in compliance with the Company’s right of first refusal provisions contained in Section 7 of this Agreement.

G.       No Transfers to Bad Actors. The Purchaser agrees not to sell, assign, transfer, pledge, encumber or otherwise dispose of any securities of the Company, or any beneficial interest therein, to any person (other than the Company) unless and until the proposed transferee confirms to the reasonable satisfaction of the Company that neither the proposed transferee nor any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members nor any person that would be deemed a beneficial owner of those securities (in accordance with Rule 506(d) of the Securities Act) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (“Bad Actor Disqualifications”), except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the transfer, in writing in reasonable detail to the Company. The Purchaser will promptly notify the Company in writing if the Purchaser or, to the Purchaser’s knowledge, any person specified in Rule 506(d)(1) under the Securities Act becomes subject to any Bad Actor Disqualification.

H.       Restrictions Binding on Transferees. All transferees of Shares or any interest therein shall receive and hold such Shares or interest subject to all of the provisions of this Agreement, and there shall be no further transfer of such Shares except in accordance with the terms of this Agreement.

7.       Company’s Right of First Refusal. Before any Shares acquired by the Purchaser pursuant to this Agreement (or any beneficial interest in such Shares) may be sold, gifted, transferred, encumbered or otherwise disposed of in any way (whether by operation of law or otherwise) by the Purchaser or any subsequent transferee (each a “Holder”), such Holder must first offer such Shares or beneficial interest to the Company and/or its assignee(s) as follows:

A.       Notice of Proposed Transfer. The Holder shall deliver to the Company a written notice stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Shares; (ii) the name of each proposed transferee; (iii) the number of Shares to be transferred to each proposed transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares; and (v) that by delivering the notice, the Holder offers all such Shares to the Company and/or its assignee(s) pursuant to this section and, subject to Section 7.C, on the same terms described in the notice.

B.       Exercise of Right of First Refusal. At any time within 30 days after receipt of the Holder’s notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the proposed transferees, at the purchase price determined in accordance with Section 7.C.

C.       Purchase Price. The purchase price for the Shares purchased by the Company and/or its assignee(s) under this section shall be the price listed in the Holder’s notice; provided that if the price listed in the Holder’s notice consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price shall be the fair market value of the Shares as determined by the board of directors of the Company in its sole discretion. If the price listed in the Holder’s notice includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the board of directors of the Company in its sole discretion.

D.       Payment. Payment of the purchase price shall be made, at the option of the Company and/or its assignee(s), in cash (or by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company and/or its assignee(s), or by any combination thereof within 30 days after receipt by the Company of the Holder’s notice (or at such later date as is called for by such notice).

E.       Holder’s Right to Transfer. If all of the Shares proposed in the notice to be transferred to a given proposed transferee are not purchased by the Company and/or its assignee(s) as provided in this section, then the Holder may sell or otherwise transfer such Shares to that proposed transferee; provided that: (i) the transfer is made only on the terms provided for in the notice, with the exception of the purchase price, which may be either the price listed in the notice or any higher price; (ii) such transfer is consummated within 60 days after the date the notice is delivered to the Company; (iii) the transfer is effected in accordance with any applicable securities laws, and if requested by the Company, the Holder shall have delivered an opinion of counsel acceptable to the Company to that effect; (iv) prior to the transfer, the proposed transferee confirms to the reasonable satisfaction of the Company that neither the proposed transferee nor any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members nor any person that would be deemed a beneficial owner of those Shares (in accordance with Rule 506(d) of the Securities Act) is subject to any Bad Actor Disqualification, except as set forth in Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed, reasonably in advance of the transfer, in writing in reasonable detail to the Company; and (v) the proposed transferee agrees in writing to receive and hold the Shares so transferred subject to all of the provisions of this Agreement, including but not limited to this section, and there shall be no further transfer of such Shares except in accordance with the terms of this section. If any Shares described in a notice are not transferred to the proposed transferee within the period provided above, then before any such Shares may be transferred, a new notice shall be given to the Company, and the Company and/or its assignees shall again be offered the right of first refusal described in this section.

F.       Involuntary Transfers. Subject to the other provisions of this Section 7, in the event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including, but not limited to, transfers by operation of law or other involuntary transfers in connection with a divorce, dissolution, legal separation or annulment) of all or a portion of the Shares by the record holder thereof that does not occur in accordance with the other provisions of this Section 7, the Company shall have the right to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the fair market value of the Shares on the date of transfer (as determined by the board of directors of the Company). Upon such a transfer, the persons transferring or acquiring the Shares shall promptly notify the Secretary of the Company in writing of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice of the transfer.

G.       Exception for Certain Family Transfers. Notwithstanding anything to the contrary contained elsewhere in this Section 7, the transfer of any or all of the Shares during the Holder’s lifetime (except in connection with a divorce, dissolution, legal separation or annulment), or on the Holder’s death by will or intestacy, to the Holder’s spouse, child, father, mother, brother, sister, father-in-law, mother-in-law, brother-in-law, sister-in-law, grandfather, grandmother, grandchild, cousin, aunt, uncle, niece, nephew, stepchild, or to a trust or other similar estate planning vehicle for the benefit of the Holder or any such person, shall be exempt from the provisions of this Section 7; provided that, in each such case, the transferee agrees in writing to receive and hold the Shares so transferred subject to all of the provisions of this Agreement, including but not limited to this Section 7, and there shall be no further transfer of such Shares except in accordance with the terms of this Agreement; and provided further, that without the prior written consent of the Company, which may be withheld in the sole discretion of the Company, no more than three transfers may be made pursuant to this Section 7, including all transfers by the Holder and all transfers by any transferee.

H.       Termination of Right of First Refusal. The rights contained in this section shall terminate as to all Shares purchased hereunder upon the earlier of: (i) the closing date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, and (ii) the closing date of a Change of Control pursuant to which the holders of the outstanding voting securities of the Company receive securities of a class registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

8.       Escrow.

A.       Deposit. As security for the faithful performance of this Agreement, the Purchaser agrees, immediately upon receipt of any certificate(s) evidencing the Shares, to deliver any such certificate(s), together with a stock power in the form of Exhibit B attached to this Agreement, executed by the Purchaser and by the Purchaser’s spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or to another designee of the Company (the “Escrow Agent”). These documents shall be held by the Escrow Agent pursuant to the Joint Escrow Instructions of the Company and the Purchaser set forth in Exhibit C attached to this Agreement, which instructions are incorporated into this Agreement by this reference, and which instructions shall also be delivered to the Escrow Agent after the Closing.

B.       Rights in Escrow Shares. Subject to the terms hereof, the Purchaser shall have all the rights of a stockholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares. If, from time to time during the term of the Company’s Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, (ii) any dividend of cash or other property on the Shares, or (iii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities or cash or other consideration to which the Purchaser is entitled by reason of the Purchaser’s ownership of the Shares shall immediately become subject to this escrow, deposited with the Escrow Agent and included thereafter as “Shares” for purposes of this Agreement and the Company’s Repurchase Option.

9.       Tax Consequences. The Purchaser has reviewed with the Purchaser’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for any tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Code taxes as ordinary income the difference between the purchase price for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days from the date of purchase. THE FORM FOR MAKING THIS SECTION 83(B) ELECTION IS ATTACHED TO THIS AGREEMENT AS EXHIBIT D AND THE PURCHASER (AND NOT THE COMPANY OR ANY OF ITS AGENTS) SHALL BE SOLELY RESPONSIBLE FOR APPROPRIATELY FILING SUCH FORM, EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS AGENTS TO MAKE THIS FILING ON THE PURCHASER’S BEHALF.

10.       General Provisions.

A.       Choice of Law. This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of Delaware.

B.       Integration. This Agreement, including all exhibits hereto, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser and supersedes and replaces any and all prior written or oral agreements regarding the subject matter of this Agreement including, but not limited to, any representations made during any interviews, relocation discussions or negotiations whether written or oral.

C.       Notices. Any notice, demand, offer, request or other communication required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service or (v) four days after being deposited in the U.S. mail, First Class with postage prepaid and return receipt requested, and addressed to the parties at the addresses provided to the Company (which the Company agrees to disclose to the other parties upon request) or such other address as a party may request by notifying the other in writing.

Subject to the limitations set forth in Section 232(e) of the Delaware General Corporation Law, the Purchaser consents to the delivery of any notice to stockholders given by the Company under the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws by (i) facsimile telecommunication to the facsimile number set forth on the signature page (or to any other facsimile number for the Purchaser in the Company’s records), (ii) electronic mail to the electronic mail address set forth on the signature page (or to any other electronic mail address for the Purchaser in the Company’s records), (iii) posting on an electronic network together with separate notice to the Purchaser of such specific posting or (iv) any other form of electronic transmission (as defined in the Delaware General Corporation Law) directed to the Purchaser. This consent may be revoked by the Purchaser by written notice to the Company and may be deemed revoked in the circumstances specified in Section 232 of the Delaware General Corporation Law.

D.       Successors. Any successor to the Company (whether direct or indirect and whether by purchase, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company’s business and/or assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under this Agreement, the term “Company” shall include any successor to the Company’s business and/or assets that executes and delivers the assumption agreement described in this section or which becomes bound by the terms of this Agreement by operation of law. Subject to the restrictions on transfer set forth in this Agreement, this Agreement shall be binding upon the Purchaser and his or her heirs, executors, administrators, successors and assigns.

E.       Assignment; Transfers. Except as set forth in this Agreement, this Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by the Purchaser without the prior written consent of the Company. Any attempt by the Purchaser without such consent to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Except as set forth in this Agreement, any transfers in violation of any restriction upon transfer contained in any section of this Agreement shall be void, unless such restriction is waived in accordance with the terms of this Agreement.

F.       Amendment; Waiver. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Purchaser. Either party’s failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party’s right to assert any other legal remedy available to it.

G.       Purchaser Investment Representations and Further Documents. The Purchaser agrees upon request to execute any further documents or instruments necessary or reasonably desirable in the view of the Company to carry out the purposes or intent of this Agreement, including (but not limited to) the applicable exhibits and attachments to this Agreement.

H.       Severability. Should any provision of this Agreement be found to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable to the greatest extent permitted by law.

I.       Rights as Stockholder. Subject to the terms and conditions of this Agreement, the Purchaser shall have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that the Purchaser delivers a fully executed copy of this Agreement (including the applicable exhibits and attachments to this Agreement) and full payment for the Shares to the Company, and until such time as the Purchaser disposes of the Shares in accordance with this Agreement. Upon such transfer, the Purchaser shall have no further rights as a holder of the Shares so purchased except (in the case of a transfer to the Company) the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and the Purchaser shall forthwith cause any certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

J.       Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made after the date of this Agreement.

K.       Employment at Will. THE PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THIS AGREEMENT IS EARNED ONLY BY CONTINUING SERVICE AS A SERVICE PROVIDER AT WILL (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). THE PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, OR FOR ANY PERIOD AT ALL, AND SHALL NOT INTERFERE WITH THE PURCHASER’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PURCHASER’S RELATIONSHIP WITH THE COMPANY AT ANY TIME, WITH OR WITHOUT CAUSE OR NOTICE.

L.       Arbitration and Equitable Relief.

(1)       Arbitration. IN CONSIDERATION OF THE PROMISES IN THIS AGREEMENT, THE PURCHASER AGREES THAT ANY AND ALL CONTROVERSIES, CLAIMS, OR DISPUTES WITH ANYONE (INCLUDING THE COMPANY AND ANY EMPLOYEE, OFFICER, DIRECTOR, SHAREHOLDER OR BENEFIT PLAN OF THE COMPANY IN THEIR CAPACITY AS SUCH OR OTHERWISE) ARISING OUT OF, RELATING TO, OR RESULTING FROM THIS AGREEMENT, SHALL BE SUBJECT TO BINDING ARBITRATION UNDER THE ARBITRATION RULES SET FORTH IN PENNSYLVANIA UNIFORM ARBITRATION ACT (THE “RULES”) AND PURSUANT TO DELAWARE LAW. DISPUTES WHICH THE PURCHASER AGREES TO ARBITRATE, AND THEREBY AGREES TO WAIVE ANY RIGHT TO A TRIAL BY JURY, INCLUDE ANY STATUTORY CLAIMS UNDER STATE OR FEDERAL LAW, INCLUDING, BUT NOT LIMITED TO, CLAIMS UNDER TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, THE OLDER WORKERS BENEFIT PROTECTION ACT, THE WORKER ADJUSTMENT AND RETRAINING NOTIFICATION ACT, THE FAMILY AND MEDICAL LEAVE ACT, CLAIMS OF HARASSMENT, DISCRIMINATION OR WRONGFUL TERMINATION AND ANY STATUTORY CLAIMS. THE PURCHASER FURTHER UNDERSTANDS THAT THIS AGREEMENT TO ARBITRATE ALSO APPLIES TO ANY DISPUTES THAT THE COMPANY MAY HAVE WITH THE PURCHASER.

(2)       Procedure. THE PURCHASER AGREES THAT ANY ARBITRATION WILL BE ADMINISTERED BY THE AMERICAN ARBITRATION ASSOCIATION (“AAA”) AND THAT THE NEUTRAL ARBITRATOR WILL BE SELECTED IN A MANNER CONSISTENT WITH ITS NATIONAL RULES FOR THE RESOLUTION OF EMPLOYMENT DISPUTES. THE PURCHASER AGREES THAT THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR SUMMARY JUDGMENT AND/OR ADJUDICATION AND MOTIONS TO DISMISS AND DEMURRERS, PRIOR TO ANY ARBITRATION HEARING. THE PURCHASER ALSO AGREES THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY REMEDIES, INCLUDING ATTORNEYS’ FEES AND COSTS, AVAILABLE UNDER APPLICABLE LAW. THE PURCHASER UNDERSTANDS THAT THE COMPANY WILL PAY FOR ANY ADMINISTRATIVE OR HEARING FEES CHARGED BY THE ARBITRATOR OR AAA EXCEPT THAT THE PURCHASER SHALL PAY THE FIRST $125.00 OF ANY FILING FEES ASSOCIATED WITH ANY ARBITRATION THE PURCHASER INITIATES. THE PURCHASER AGREES THAT THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION IN A MANNER CONSISTENT WITH THE RULES AND THAT TO THE EXTENT THAT THE AAA’S NATIONAL RULES FOR THE RESOLUTION OF EMPLOYMENT DISPUTES CONFLICT WITH THE RULES, THE RULES SHALL TAKE PRECEDENCE. THE PURCHASER AGREES THAT THE DECISION OF THE ARBITRATOR SHALL BE IN WRITING.

(3)       Remedy. EXCEPT AS PROVIDED BY THE RULES AND THIS AGREEMENT, ARBITRATION SHALL BE THE SOLE, EXCLUSIVE AND FINAL REMEDY FOR ANY DISPUTE BETWEEN THE PURCHASER AND THE COMPANY. ACCORDINGLY, EXCEPT AS PROVIDED FOR BY THE RULES AND THIS AGREEMENT, NEITHER THE PURCHASER NOR THE COMPANY WILL BE PERMITTED TO PURSUE COURT ACTION REGARDING CLAIMS THAT ARE SUBJECT TO ARBITRATION. NOTWITHSTANDING, THE ARBITRATOR WILL NOT HAVE THE AUTHORITY TO DISREGARD OR REFUSE TO ENFORCE ANY LAWFUL COMPANY POLICY, AND THE ARBITRATOR SHALL NOT ORDER OR REQUIRE THE COMPANY TO ADOPT A POLICY NOT OTHERWISE REQUIRED BY LAW WHICH THE COMPANY HAS NOT ADOPTED.

(4)       Availability of Injunctive Relief. BOTH PARTIES AGREE THAT ANY PARTY MAY PETITION A COURT FOR INJUNCTIVE RELIEF AS PERMITTED BY THE RULES INCLUDING, BUT NOT LIMITED TO, WHERE EITHER PARTY ALLEGES OR CLAIMS A VIOLATION OF ANY CONFIDENTIAL INFORMATION OR INVENTION ASSIGNMENT AGREEMENT BETWEEN THE PURCHASER AND THE COMPANY OR ANY OTHER AGREEMENT REGARDING TRADE SECRETS, CONFIDENTIAL INFORMATION, NONSOLICITATION OR LABOR CODE §2870. BOTH PARTIES UNDERSTAND THAT ANY BREACH OR THREATENED BREACH OF SUCH AN AGREEMENT WILL CAUSE IRREPARABLE INJURY AND THAT MONEY DAMAGES WILL NOT PROVIDE AN ADEQUATE REMEDY THEREFOR AND BOTH PARTIES HEREBY CONSENT TO THE ISSUANCE OF AN INJUNCTION. IN THE EVENT EITHER PARTY SEEKS INJUNCTIVE RELIEF, THE PREVAILING PARTY SHALL BE ENTITLED TO RECOVER REASONABLE COSTS AND ATTORNEYS’ FEES.

(5)       Administrative Relief. THE PURCHASER UNDERSTANDS THAT THIS AGREEMENT DOES NOT PROHIBIT THE PURCHASER FROM PURSUING AN ADMINISTRATIVE CLAIM WITH A LOCAL, STATE OR FEDERAL ADMINISTRATIVE BODY SUCH AS THE DEPARTMENT OF FAIR EMPLOYMENT AND HOUSING, THE EQUAL EMPLOYMENT OPPORTUNITY COMMISSION OR THE WORKERS’ COMPENSATION BOARD. THIS AGREEMENT DOES, HOWEVER, PRECLUDE THE PURCHASER FROM PURSUING COURT ACTION REGARDING ANY SUCH CLAIM.

(6)       Voluntary Nature of Agreement. THE PURCHASER ACKNOWLEDGES AND AGREES THAT THE PURCHASER IS EXECUTING THIS AGREEMENT VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE BY THE COMPANY OR ANYONE ELSE. THE PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THE PURCHASER HAS CAREFULLY READ THIS AGREEMENT AND THAT THE PURCHASER HAS ASKED ANY QUESTIONS NEEDED FOR THE PURCHASER TO UNDERSTAND THE TERMS, CONSEQUENCES AND BINDING EFFECT OF THIS AGREEMENT AND FULLY UNDERSTANDS IT, INCLUDING THAT THE PURCHASER IS WAIVING THE PURCHASER’S RIGHT TO A JURY TRIAL. FINALLY, THE PURCHASER AGREES THAT THE PURCHASER HAS BEEN PROVIDED AN OPPORTUNITY TO SEEK THE ADVICE OF AN ATTORNEY OF THE PURCHASER’S CHOICE BEFORE SIGNING THIS AGREEMENT.

M.       Reliance on Counsel and Advisors. The Purchaser acknowledges that Wilson Sonsini Goodrich & Rosati, Professional Corporation, is representing only the Company in this transaction. The Purchaser acknowledges that he or she has had the opportunity to review this Agreement, including all attachments hereto, and the transactions contemplated by this Agreement with his or her own legal counsel, tax advisors and other advisors. The Purchaser is relying solely on his or her own counsel and advisors and not on any statements or representations of the Company or its agents for legal or other advice with respect to this investment or the transactions contemplated by this Agreement.

N.       Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages shall be binding originals.

(signature page follows)

The parties represent that they have read this Agreement in its entirety, have had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understand this Agreement. The Purchaser agrees to notify the Company of any change in his or her contact information below. The parties are signing this Agreement as of the date stated in the introductory clause.

DIETRICH A. STEPHAN

/s/ Dietrich A. Stephan
Signature

Dietrich A. Stephan, PhD
Print Name

2730 Sidney Street Suite 300
Pittsburgh, PA 15203

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Fax

NEUBASE THERAPEUTICS, INC.

Signature

Print Name

Print Title

2730 Sidney Street Suite 300
Pittsburgh, PA 15203

The parties represent that they have read this Agreement in its entirety, have had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understand this Agreement. The Purchaser agrees to notify the Company of any change in his or her contact information below.

DIETRICH A. STEPHAN

Signature

Print Name

2730 Sidney Street
Suite 300
Pittsburgh, Pennsylvania 15203

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NEUBASE THERAPEUTICS, INC.

/s/ Colleen M. Cassidy
Signature

Colleen M. Cassidy
Print Name

President
Print Title

2730 Sidney Street
Suite 300
Pittsburgh, Pennsylvania 15203